UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 25, 2016

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	EIN 98-1226628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The following information in this Item 8.01 of this Current Report on Form 8-K is being “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act of 1934”).

On February 25, 2016 Theravance Biopharma, Inc. (the “Company”) announced certain changes to the leadership of the Research and Development organization, effective March 1, 2016.

Sharath S. Hegde, PhD., will be promoted to Senior Vice President, Research, having previously held the title of Vice President, Discovery Biology.  In his new role, Dr. Hegde will have responsibility for leading the Company’s research activities and organization.  Phillip D. Worboys, PhD., will be promoted to Senior Vice President, Translational Science, having previously held the title of Vice President, Clinical Pharmacology and Drug Metabolism and Pharmacokinetics.  In his new role, Dr. Worboys will be responsible for leading the progression of drug candidates from the discovery stage into human clinical studies, including clinical pharmacology and biomarker development as well as project management.  The Company’s clinical development activities will continue to be led by Brett K. Haumann, M.D., M.B.A, who has been promoted from Senior Vice President, Clinical Development and Operations to Senior Vice President, Clinical Development and Chief Medical Officer.  Kenneth R. Pitzer, D.V.M., has also been promoted to Senior Vice President, Product Strategy and Commercial Planning, having previously held the title of Vice President, Strategic & Commercial Planning.  Dr. Pitzer will have responsibility for leading product strategy and commercial development across products in the Company’s pipeline.

It was also announced that Dr. Mathai Mammen has resigned as the Company’s Senior Vice President, Research and Development, effective on or around March 25, 2016.  Dr. Mammen will be assuming a senior role in charge of significant portions of discovery research at Merck, known as MSD outside the US and Canada.

The following information in this Item 8.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

With this Form 8-K, the Company announces the date of its 2016 Annual General Meeting of Shareholders which will be held on Tuesday May 3, 2016 in Dublin, Ireland.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: February 25, 2016	/s/ Renee D. Gala
Renee D. Gala
Senior Vice President and Chief Financial
Officer

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